Derivative Financial instruments	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about financial instruments [abstract]
Disclosure of derivative financial instruments [text block]	DERIVATIVE FINANCIAL INSTRUMENTS
Accounting standards require an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. If specific conditions are met, a derivative may be designated as a hedge of specific financial exposures. The accounting for changes in fair value of a derivative depends on the intended use of the derivative and, if used in hedging activities, on its effectiveness as a hedge. In order to qualify for hedge accounting, the underlying hedged item must expose the Group to risks associated with market fluctuations and the financial instrument used must be designated as a hedge and reduce the Group’s exposure to market fluctuation throughout the hedge period.
Changes in market rates and prices, such as interest rates, foreign currency exchange rates and commodity prices, can impact the Group’s results of operations. The Group’s primary exposures to market risk are interest rate risk associated with long-term debt and foreign currency exchange rate risk associated with the Group’s operations. The Group has a policy aimed at managing interest rate risk associated with its current and anticipated future borrowings and foreign currency exchange rate risk associated with operations of its foreign subsidiaries. This policy enables the Group to use any combination of interest rate swaps, futures, options, caps, forward contracts and similar instruments. The Group does not hold or issue financial instruments for trading purposes and does not enter into derivative transactions that would be considered speculative positions.
In August 2018, the Group entered into interest rate swap agreements (the “IR Swaps”), which were qualified and designated as fair value hedges, swapping fixed-rate for variable-rate interest to hedge changes in the fair value of interest payments. These IR Swaps have a total notional value of US$5.50 billion and expire in August 2020.
The total fair value of the IR Swaps as of December 31, 2018 and 2019 was US$56 million and US$82 million, respectively. In the accompanying consolidated balance sheet, US$15 million was recorded as an asset in “Other assets, net” non-current as of December 31, 2018, and US$35 million was recorded as an asset in “Other assets, net” current as of December 31, 2019 with an equal corresponding adjustment recorded against the carrying value of the Senior Notes. The realized portion of IR Swaps of US$41 million and US$47 million as of December 31, 2018 and 2019, respectively, was recorded as interest receivables in “Trade and other receivables and prepayments, net.” The fair value of the IR Swaps was estimated using level 2 inputs from recently reported market forecasts of interest rates. Gains and losses due to changes in fair value of the IR Swaps completely offset changes in the fair value of the hedged portion of the underlying debt; therefore, no gain or loss has been recognized due to hedge ineffectiveness. Additionally, for the years ended December 31, 2018 and 2019, the Group recorded US$9 million and US$23 million, respectively, as a reduction to interest expense related to the realized amount associated with the IR Swaps.